CAN SLIM® Select Growth Fund

Supplement dated October 30, 2008 to
Prospectus dated September 2, 2008 (As Supplemented September 23, 2008).

Effective immediately, the “Principal Investment Strategies – Defensive Cash Investments” section on page eight (8) of the Prospectus has been modified as follows:

Temporary and Defensive Cash Investments.
In addition to the stocks in the CAN SLIM® Select List, the Fund will also invest in cash, cash equivalents and short-term debt securities and/or money market instruments.  Consistent with the “M” in CAN SLIM®, in a downward trending market, fewer stocks will meet the CAN SLIM® criteria and therefore the CAN SLIM® Select List may shrink to fewer than 100 stocks.  In downward trending markets, the CAN SLIM® Select List generally indicates a reduction in investments and an increase in the cash position.  In response to prevailing market conditions, the Adviser may determine an investment in cash meets the investment strategy.

For periods of time, the Fund may hold a substantial cash position of up to 100% of its portfolio.  In fact, the Fund will seek such substantial short-term cash positions when the purchase of additional equity securities would not further the investment objective of the Fund during certain periods of time.  If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate as much as it would have if it had been more fully invested.

To the extent the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.  Also, the yield paid by a money market fund in which the Fund invests will vary with short-term interest rates.  During periods of rising interest rates, such money market fund’s yield will tend to be lower than prevailing interest rates.

Please retain this Supplement with the Prospectus.
The date of this Supplement is October 30, 2008.